                                                                   EXHIBIT 10.18


                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 21, 2005 (the "Third Amendment"), is by and among DEI SALES, INC., a Florida corporation (f/k/a Directed Electronics, Inc., a California corporation) (the "Borrower"), those Affiliates of the Borrower identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the financial institutions party hereto (collectively, the "Lenders"; and individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 17, 2004 (as previously amended and modified and as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Borrower has requested an increase of the Revolving Committed Amount in an aggregate principal amount not to exceed $50,000,000 (the "Revolver Increase");

     WHEREAS, the Borrower has requested an increase of the Term Loan Committed Amount in an aggregate principal amount not to exceed $15,000,000 (the "Term Loan Increase");

     WHEREAS, the Borrower has requested that the Requisite Lenders waive the mandatory prepayment required under Section 2.8(b)(iv) of the Credit Agreement (the "Prepayment") in connection with the Term Loan Increase;

     WHEREAS, the Borrower has requested that the Requisite Lenders permit the Term Loan Increase and agree to certain modifications to the terms of the Credit Agreement in connection therewith; and

     WHEREAS, the Requisite Lenders have agreed to waive the Prepayment required by the Term Loan Increase and amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                               WAIVER AND CONSENT

     1.1 The Requisite Lenders hereby waive the Prepayment in respect of the proceeds of the Term Loan Increase.

     1.2 The Requisite Lenders hereby waive the Default or Event of Default, if any, with respect to the delivery of the financial statements for the fiscal quarter ending June 30, 2005 as required by Section 6.1(i) of the Credit Agreement.

     1.3 Except for the specific waivers set forth herein, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived. The specific waivers set forth herein are one-time waivers and shall be effective only in this specific instance and shall not obligate the Lenders to waive any Default or Event of Default, now existing or hereafter arising.

                                    SECTION 2

                                   AMENDMENTS

     2.1 AMENDMENTS TO SECTION 1.1.

     (a) The following definitions are hereby added to the Credit Agreement to read as follows:

          "Second Add-On Term Loan" shall have the meaning set forth in Section 2.2(a).

          "Second Add-On Term Loan Commitment Percentage" shall mean, for any Second Add-On Term Loan Lender, the percentage identified as its Second Add-On Term Loan Commitment Percentage in a letter or other correspondence from the Administrative Agent to such Second Add-On Term Loan Lender.

          "Second Add-On Term Loan Committed Amount" shall have the meaning set forth in Section 2.2(a).

          "Second Add-On Term Loan Lender" shall mean a Lender that makes a Second Add-On Term Loan, together with its successors and permitted assigns pursuant to Section 10.1.

          "Third Amendment Effective Date" shall mean September 21, 2005.

     (b) The definition of "Lender" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, the Revolving Lenders, the Add-On Term Loan Lenders, the Second Add-On Term Loan Lenders and any Person that becomes a Lender hereunder pursuant to Section 10.1(c), together with their successors and permitted assigns pursuant to Section 10.1, and the term "Lenders" shall include Swingline Lender unless the context otherwise requires.

     2.2 AMENDMENT TO SECTION 2.1.

     Section 2.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

          (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans ("Revolving Loans") to Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Revolving Lender individually, the sum of such Revolving Lender's share of outstanding Revolving Loans plus such Revolving Lender's Revolving Commitment Percentage of outstanding Swingline Loans plus such Revolving Lender's Revolving Commitment Percentage of outstanding LOC Obligations shall not exceed such Revolving Lender's Revolving Commitment and (ii) with regard to the Revolving Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. For purposes hereof, the aggregate maximum amount available hereunder shall be FIFTY MILLION DOLLARS ($50,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.7, the "Revolving Committed Amount"). Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Revolving Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

     2.3 AMENDMENT TO SECTION 2.2.

     Sections 2.2(a) and 2.2(b) of the Credit Agreement are amended and restated in their entireties to read as follows:

          (a) Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Term Loan Lender severally agrees to make available to Borrower on the Closing Date such Term Loan Lender's Term Loan Commitment Percentage of a term loan in Dollars (the "Initial Term Loan") in the aggregate principal amount of ONE HUNDRED ELEVEN MILLION DOLLARS ($111,000,000) (the "Initial Term Loan Committed Amount") for the purposes hereinafter set forth. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Add-On Term Loan Lender severally agrees to make available to Borrower on the First Amendment Effective Date such Add-On Term Loan Lender's Add-On Term Loan Commitment Percentage of a term loan in Dollars (the "Add-On Term Loan") in the aggregate principal amount of FORTY-FIVE MILLION DOLLARS ($45,000,000) (the "Add-On Term Loan Committed Amount") for the purposes hereinafter set forth. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Second Add-On Term Loan Lender severally agrees to make available to Borrower on the Third Amendment Effective Date such Second Add-On Term Loan Lender's Second Add-On Term Loan Commitment Percentage of a term loan in Dollars (the "Second Add-On Term Loan", together with the Initial Term Loan and the Add-On Term Loan, the "Term Loan") in the aggregate principal amount of FIFTEEN MILLION DOLLARS ($15,000,000) (the "Second Add-On Term Loan Committed Amount", together with the Initial Term Loan Committed Amount and the Add-On Term Loan Committed Amount, the "Term Loan Committed Amount") for the purposes hereinafter set forth. The Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as Borrower may request; provided that on the Third Amendment Effective Date and on the two Business Days following the Third Amendment Effective Date, the Second Add-On Term Loan shall bear interest at the Alternate Base Rate. LIBOR Rate Loans shall be made by each Term Loan Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid or prepaid on the Term Loan may not be reborrowed.

          (b) Repayment of Term Loan. The principal amount of the Term Loan shall be repaid in eighteen (18) consecutive quarterly installments (as reduced pursuant to Section 2.8) as follows:

 PRINCIPAL AMORTIZATION                  TERM LOAN
      PAYMENT DATE            PRINCIPAL AMORTIZATION PAYMENT
-----------------------   --------------------------------------
     March 31, 2006                     $   424,797
     June 30, 2006                      $   424,797
   September 30, 2006                   $   424,797
   December 31, 2006                    $   424,797
     March 31, 2007                     $   424,797
     June 30, 2007                      $   424,797
   September 30, 2007                   $   424,797
   December 31, 2007                    $   424,797
     March 31, 2008                     $   424,797
     June 30, 2008                      $   424,797

 PRINCIPAL AMORTIZATION                  TERM LOAN
      PAYMENT DATE            PRINCIPAL AMORTIZATION PAYMENT
-----------------------   --------------------------------------
   September 30, 2008                   $   424,797
   December 31, 2008                    $   424,797
     March 31, 2009                     $   424,797
     June 30, 2009                      $   424,797
   September 30, 2009                   $40,215,710
   December 31, 2009                    $40,215,710
     March 31, 2010                     $40,215,710
Term Loan Maturity Date   $40,015,712 or the remaining principal
                                 amount of the Term Loan

     2.4 AMENDMENT TO SECTION 2.5. Section 2.5 of the Credit Agreement is amended and restated in its entirety to read as follows:

          2.5 [RESERVED].

     2.5 AMENDMENT TO SECTION 7.6. Sections 7.6(A) and (B) of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

          A. Maximum Consolidated Total Leverage Ratio. Borrower shall not permit the Consolidated Total Leverage Ratio as of the last day of any Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:

                                       MAXIMUM CONSOLIDATED
               PERIOD                  TOTAL LEVERAGE RATIO
               ------                  --------------------
July 1, 2005 to December 31, 2005           5.50 to 1.0
January 1, 2006 to June 30, 2006            5.00 to 1.0
July 1, 2006 to December 31, 2006           4.75 to 1.0
January 1, 2007 to December 31, 2007        4.50 to 1.0
January 1, 2008 to December 31, 2008        4.00 to 1.0
January 1, 2009 to December 31, 2009        3.50 to 1.0
July 1, 2010 and thereafter                 3.00 to 1.0

          B. Maximum Consolidated Senior Leverage Ratio. Borrower shall not permit the Consolidated Senior Leverage Ratio as of the last day of any Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:

                                        MAXIMUM CONSOLIDATED
               PERIOD                  SENIOR LEVERAGE RATIO
               ------                  ---------------------
July 1, 2005 to December 31, 2005           4.00 to 1.0
January 1, 2006 to June 30, 2006            3.75 to 1.0
July 1, 2006 to December 31, 2006           3.50 to 1.0
January 1, 2007 to December 31, 2007        3.25 to 1.0
January 1, 2008 to December 31, 2008        2.75 to 1.0
January 1, 2009 and thereafter              2.50 to 1.0

     2.6 AMENDMENT TO SCHEDULES. Schedule 2.1(a) of the Credit Agreement is hereby amended and replaced with Schedule 2.1(a) attached hereto as Exhibit A.

                                    SECTION 3

                                 LENDER JOINDER

     From and after the Third Amendment Effective Date, by execution of this Third Amendment, each Person identified on the signature pages hereto as a new lender (a "New Lender") hereby acknowledges, agrees and confirms that, by its execution of this Third Amendment, such Person will be deemed to be a party to the Credit Agreement as amended hereby and a "Lender" for all purposes of the Credit Agreement as amended hereby, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement as amended hereby. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement as amended hereby.

                                    SECTION 4

                               CLOSING CONDITIONS

     4.1 CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the date hereof upon the receipt by the Administrative Agent of the following:

     (a) Executed Agreement. Receipt by the Administrative Agent of a duly executed signature page to the Third Amendment to the Credit Agreement from each of the Borrower, the Guarantors, the Requisite Lenders and the Second Add-On Term Loan Lenders;

     (b) Consents. All consents and approvals of the boards of directors, shareholders, governmental authorities and other applicable third parties necessary in connection with the Second Add-On Term Loan shall have been obtained;

     (c) Authority Documents.

          (i) Articles of Incorporation; Partnership Agreement. Copies of the articles of incorporation, partnership agreement, or other charter documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization or formation;

          (ii) Resolutions. Copies of resolutions of the board of directors or other comparable governing body of each Loan Party approving and adopting this Third Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by an officer of such Loan Party as of the Third Amendment Effective Date to be true and correct and in force and effect as of such date;

          (iii) Bylaws. A copy of the bylaws or other operating agreement of each Loan Party certified by an officer of such Loan Party as of the Third Amendment Effective Date to be true and correct and in force and effect as of such date;

          (iv) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation and each other state in which such Loan Party is qualified to do business and (ii) to the extent readily available, a certificate indicating payment of all corporate and other franchise taxes certified as of a recent date by the appropriate governmental taxing authorities; and

          (v) Incumbency. An incumbency certificate of each Loan Party certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Third Amendment Effective Date;

     (d) Corporate Structure. The corporate and capital structure and the management of the Borrower and its Subsidiaries after giving effect to the Second Add-On Term Loan, and all legal, tax, accounting, environmental and other matters relating to the Borrower and its Subsidiaries after giving effect thereto, shall be reasonably satisfactory in all material respects to the Agents;

     (e) Material Adverse Change. No material adverse change shall have occurred in the business, properties, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole;

     (f) Litigation and Bankruptcy. There shall be no material pending or overtly threatened litigation, bankruptcy or insolvency, injunction, order or claim with respect to the Borrower or any of its Subsidiaries that would have a Material Adverse Effect whole;

     (g) Legal Opinions. The Borrower shall deliver opinions of counsel (including local counsel opinions) in form and substance reasonably acceptable to the Agents and the Lenders;

     (h) Solvency Certificate. Administrative Agent shall have received an Officers' Certificate prepared by the chief financial officer of Borrower as to the financial condition, solvency and related matters of the Borrower, individually, and the Loan Parties and their Subsidiaries taken as a whole, after giving effect to the Third Amendment and the borrowings under the Loan Documents in form and substance satisfactory to the Administrative Agent; and

     (i) Fees and Expenses. The Agents and the Lenders shall have received from the Borrower the aggregate amount of fees and expenses payable in connection with the consummation of the transactions contemplated hereby.

                                    SECTION 5

                                  MISCELLANEOUS

     5.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Third Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     5.2 REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES. Each of the Loan Parties hereby represents and warrants as follows:

     (a) Such Person has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

     (b) This Third Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Third Amendment.

     (d) After giving effect to this Third Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all respects as of the date hereof (except for those which expressly relate to an earlier date).

     (e) After giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

     5.3 LOAN DOCUMENT. This Third Amendment shall constitute a Loan Document under the terms of the Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 10.17 and 10.18 of the Credit Agreement).

     5.4 ENTIRETY. This Third Amendment and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     5.5 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Third Amendment by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.

     5.6 GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               DEI SALES, INC.
                                        F/K/A DIRECTED ELECTRONICS, INC.,
                                        a Florida corporation


                                        By: /s/ Richard Hirshberg
                                            ------------------------------------
                                        Name: Richard Hirshberg
                                        Title: Vice President and
                                               Chief Financial Officer


GUARANTORS:                             DIRECTED ELECTRONICS, INC.
                                        F/K/A DEI HOLDINGS, INC.,
                                        a Florida corporation


                                        By: /s/ Richard Hirshberg
                                            ------------------------------------
                                        Name: Richard Hirshberg
                                        Title: Vice President and
                                               Chief Financial Officer


                                        DEI HEADQUARTERS, INC.,
                                        a Florida corporation


                                        By: /s/ Richard Hirshberg
                                            ------------------------------------
                                        Name: Richard Hirshberg
                                        Title: Vice President and
                                               Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Louis K. Beasley, III
                                            ------------------------------------
                                        Name: Louis K. Beasley, III
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------

                           [signature pages continue]

LENDERS (continued):                    CIBC INC.


                                        By: /s/ Cedric Henley
                                            ------------------------------------
                                        Name: Cedric Henley
                                        Title: Managing Director
                                               CIBC World Markets Corp.,
                                               AS AGENT


LENDERS (continued):                    JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Robert P. Kellas
                                            ------------------------------------
                                        Name: Robert P. Kellas
                                        Title: Vice President


LENDERS (continued):                    AIB DEBT MANAGEMENT, LIMITED


                                        By: /s/ John Farrace
                                            ------------------------------------
                                        Name: John Farrace
                                        Title: Senior Vice President
                                               Investment Advisor to AIB Debt
                                               Management, Limited


LENDERS (continued):                    ALLSTATE LIFE INSUARNCE COMPANY


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                        Name: Chris Georgen
                                        Title: Authorized Signatory


                                        By: /s/ Judith P. Greffin
                                            ------------------------------------
                                        Name: Judith P. Greffin
                                        Title: Authorized Signatory


LENDERS (continued):                    AIMCO CDO, SERIES 2000-A


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                        Name: Chris Georgen
                                        Title: Authorized Signatory


                                        By: /s/ Judith P. Greffin
                                            ------------------------------------
                                        Name: Judith P. Greffin
                                        Title: Authorized Signatory

LENDERS (continued):                    AIMCO CLO, SERIES 2005-A


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                        Name: Chris Georgen
                                        Title: Authorized Signatory


                                        By: /s/ Judith P. Greffin
                                            ------------------------------------
                                        Name: Judith P. Greffin
                                        Title: Authorized Signatory


LENDERS (continued):                    ANTARES CAPITAL CORPORATION


                                        By: /s/ Michael P. King
                                            ------------------------------------
                                        Name: Michael P. King
                                        Title: Director


LENDERS (continued):                    JPMORGANCHASE BANK, AS TRUSTEE OF THE
                                        ANTARES FUNDING TRUST CREATED UNDER THE
                                        TRUST AGREEMENT DATED AS OF
                                        NOVEMBER 30, 1999


                                        By: /s/ Baris Akkaya
                                            ------------------------------------
                                        Name: Baris Akkaya
                                        Title: Assistant Treasurer


                                        NAVIGATOR CDO 2003, LTD.

                                        By: Antares Asset Management, Inc.
                                            as Collateral Manager


                                        By: /s/ David Mahon
                                            ------------------------------------
                                        Name: David Mahon
                                        Title: Vice President


                                        NAVIGATOR CDO 2004, LTD.

                                        By: Antares Asset Management, Inc.
                                            as Collateral Manager


                                        By: /s/ David Mahon
                                            ------------------------------------
                                        Name: David Mahon
                                        Title: Vice President

LENDERS (continued):                    APEX (IDM) CDO I, LTD.
                                        BABSON CLO LTD. 2003-I
                                        BABSON CLO LTD. 2004-I
                                        BABSON CLO LTD. 2004-II
                                        BABSON CLO LTD. 2005-II
                                        ELC (CAYMAN) LTD. 1999-II
                                        SEABOARD CLO 2000 LTD.
                                        SUFFIELD CLO, LIMITED

                                        By: Babson Capital Management LLC
                                            as Collateral Manager


                                        By: /s/ David P. Wells
                                            ------------------------------------
                                        Name: David P. Wells, CFA
                                        Title: Managing Director


LENDERS (continued):                    SIMSBURY CLO, LIMITED

                                        By: Babson Capital Management LLC under
                                            delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company as Collateral Manager


                                        By: /s/ David P. Wells
                                            ------------------------------------
                                        Name: David P. Wells, CFA
                                        Title: Managing Director


LENDERS (continued):                    MAPLEWOOD (CAYMAN) LIMITED

                                        By: Babson Capital Management LLC
                                            as Investment Manager


                                        By: /s/ David P. Wells
                                            ------------------------------------
                                        Name: David P. Wells, CFA
                                        Title: Managing Director


LENDERS (continued):                    COLTS 2005-1 LTD.

                                        By: Wachovia Bank, National Association
                                            as its servicer


                                        By: /s/ Dominic Barakat
                                            ------------------------------------
                                        Name: Dominic Barakat
                                        Title: Vice President

LENDERS (continued):                    FRANKLIN CLO II, LIMITED


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


LENDERS (continued):                    FRANKLIN CLO III, LIMITED


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


LENDERS (continued):                    FRANKLIN CLO IV, LIMITED


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


LENDERS (continued):                    FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/ Richard Hsu
                                            ------------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President


LENDERS (continued):                    FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ Richard Hsu
                                            ------------------------------------
                                        Name: Richard Hsu
                                        Title: Vice President


LENDERS (continued):                    GENERAL ELECTRIC CAPITAL CORP.


                                        By: /s/ James R. Miller
                                            ------------------------------------
                                        Name: James R. Miller
                                        Title: Duly Authorized Signatory

LENDERS (continued):                    GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                        By: /s/ William Archer
                                            ------------------------------------
                                        Name: William Archer
                                        Title: Managing Director


LENDERS (continued):                    GRANITE VENTURES I LTD.

                                        By: Stone Tower Debt Advisors
                                        as it's Collateral Manager


                                        By: /s/ W. Anthony Edson
                                            ------------------------------------
                                        Name: W. Anthony Edson
                                              ----------------------------------
                                        Title: Authorized Signatory


LENDERS (continued):                    GSC PARTNERS CDO FUND IV, LIMITED

                                        By: GSCP (NJ), L.P., as Collateral
                                        Manager


                                        By: /s/ Seth M. Katzenstein
                                            ------------------------------------
                                        Name: Seth M. Katzenstein
                                        Title: Authorized Signatory


LENDERS (continued):                    GSC PARTNERS CDO FUND V, LIMITED

                                        By: GSCP (NJ), L.P., as Collateral
                                        Manager


                                        By: /s/ Seth Katzenstein
                                            ------------------------------------
                                        Name: Seth Katzenstein
                                        Title: Authorized Signatory


LENDERS (continued):                    GULF STREAM-COMPASS CLO 2002-1 LTD

                                        By: Gulf Stream Asset Management LLC
                                        As Collateral Manager


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

LENDERS (continued):                    GULF STREAM-COMPASS CLO 2004-1 LTD

                                        By: Gulf Stream Asset Management LLC
                                        As Collateral Manager


                                        By: /s/ Barry K. Love
                                            ------------------------------------
                                        Name: Barry K. Love
                                        Title: Chief Credit Officer

LENDERS (continued):                    HUDSON STRAITS CLO 2004, LTD

                                        By: GSO Capital Partners LP as
                                        Collateral Manager


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                        Name: Melissa Marano
                                        Title: Authorized Signatory


LENDERS (continued):                    LIGHTPOINT CLO III, LTD.


                                        By: /s/ Thomas A. Kramer
                                            ------------------------------------
                                        Name: Thomas A. Kramer
                                        Title: Chief Executive Officer


LENDERS (continued):                    OFSI FUND II, LLC

                                        By: Orchard First Source Asset
                                        Management, LLC its attorney in fact

                                        By: Orchard First Source Capital, Inc.
                                        its attorney in fact


                                        By: /s/ James M. Cassady
                                            ------------------------------------
                                        Name: James M. Cassady
                                        Title: Director


LENDERS (continued):                    PREMIUM LOAN TRUST I, LTD.


                                        By: /s/ Thomas A. Kramer
                                            ------------------------------------
                                        Name: Thomas A. Kramer
                                        Title: Senior Managing Director &
                                               Chief Executive Officer

LENDERS (continued):                    STONE TOWER CDO LTD.

                                        By: Stone Tower Debt Advisors
                                        as its Collateral Manager


                                        By: /s/ W. Anthony Edson
                                            ------------------------------------
                                        Name: W. Anthony Edson
                                              ----------------------------------
                                        Title: Authorized Signatory


LENDERS (continued):                    STONE TOWER CLO II LTD.

                                        By: Stone Tower Debt Advisors
                                        as its Collateral Manager


                                        By: /s/ W. Anthony Edson
                                            ------------------------------------
                                        Name: W. Anthony Edson
                                              ----------------------------------
                                        Title: Authorized Signatory


LENDERS (continued):                    STONE TOWER CLO III LTD.

                                        By: Stone Tower Debt Advisors
                                        as its Collateral Manager


                                        By: /s/ W. Anthony Edson
                                            ------------------------------------
                                        Name: W. Anthony Edson
                                              ----------------------------------
                                        Title: Authorized Signatory


LENDERS (continued):                    VENTURE CDO 2002 LIMITED

                                        By: Its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Martin Davey
                                            ------------------------------------
                                        Name: Martin Davey
                                        Title: Managing Director

LENDERS (continued):                    VENTURE II CDO 2002 LIMITED

                                        By: Its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Martin Davey
                                            ------------------------------------
                                        Name: Martin Davey
                                        Title: Managing Director


LENDERS (continued):                    VENTURE III CDO LIMITED

                                        By: Its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Martin Davey
                                            ------------------------------------
                                        Name: Martin Davey
                                        Title: Managing Director


LENDERS (continued):                    VENTURE IV CDO LIMITED

                                        By: Its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Martin Davey
                                            ------------------------------------
                                        Name: Martin Davey
                                        Title: Managing Director


LENDERS (continued):                    VICTORIA FALLS CLO, LTD


                                        By: /s/ Wade T. Winter
                                            ------------------------------------
                                        Name: Wade T. Winter
                                        Title: S.V.P.


LENDERS (continued):                    VISTA LEVERAGED INCOME FUND

                                        By: Its investment advisor,
                                        MJX Asset Management LLC


                                        By: /s/ Martin Davey
                                            ------------------------------------
                                        Name: Martin Davey
                                        Title: Managing Director

LENDERS (continued):                    WELLS FARGO BANK, N.A.


                                        By: /s/ David G. James
                                            ------------------------------------
                                        Name: David G.James
                                        Title: Vice President

                                    EXHIBIT A

                              LENDERS' COMMITMENTS

                                                          Revolving
                                          Revolving      Commitment
               Lender                    Commitment      Percentage    LOC Commitment
------------------------------------   --------------   ------------   --------------
Wachovia Bank, National Association    $11,000,000.00   22.000000000%  $1,100,000.00
CIBC Inc.                              $ 9,000,000.00   18.000000000%  $  900,000.00
Orchard First Source                   $ 2,000,000.00    4.000000000%  $  200,000.00
General Electric Capital Corporation   $ 5,000,000.00   10.000000000%  $  500,000.00
Wells Fargo Bank, N.A.                 $ 7,000,000.00   14.000000000%  $  700,000.00
Antares Capital Corporation            $ 7,000,000.00   14.000000000%  $  700,000.00
JPMorgan Chase Bank, N.A.              $ 4,500,000.00    9.000000000%  $  450,000.00
Goldman Sachs                          $ 4,500,000.00    9.000000000%  $  450,000.00
Total:                                 $   50,000,000            100%  $   5,000,000